UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2010

Accelerated Acquisitions V, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-53392	26-2517763

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12720 Hillcrest Road, Suite 1045, Dallas, Texas		75230

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 388-1973

122 Ocean Park Blvd. Suite 307, Santa Monica, CA 90405
(Former name or former address, if changed since last report)
(Address of Principal Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

On April 15, 2010, the Company entered into a Licensing Agreement (“Licensing Agreement”) with Demand Pooling Global Services, LLC (“Licensor”) pursuant to which the Company was granted an exclusive, non-transferrable worldwide license for certain intellectual property developed by Licensor, principally comprising a business concept and related technology which has, as its core product, the aggregation of demand for high-ticket capital equipment and selected commodities to facilitate cooperative purchases of similar products by a significant number of large end-users (the “Technology”).  The Technology would also permit and facilitate pooled financing for such purchases in a manner which permits greater financial flexibility for the end-users.  Finally, the Technology permits and facilitates the disposal of older equipment and commodities by end-users in order to improve the cost recovery on disposal of surplus or dated equipment and commodities.  The License also provides for the use of a datacenter for the end-users’ equipment and commodities through a third-party provider which is designed to provide 100% uptime.

Except for the rights granted under the License Agreement, Licensor retains all rights, title and interest to the Technology and any improvements thereto—although the License includes the Company’s right to utilize such improvements.

The term of the License commences the date of the Licensing Agreement and runs until the expiry of protections afforded the Technology.  In addition to other requirements, the continuation of the License is conditioned on the Company generating net revenues in the normal course of operations or the funding by the Company of specified amounts for qualifying research, development and commercialization expenses related to the Technology.  In addition, the Company is required to fund certain specified expenses related to the commercialization of the Technology as specified in detail in the License Agreement.  The license is terminated upon the occurrence of events of default specified in the License Agreement.

A copy of the License Agreement is attached as Exhibit 10.1

Effective April 29, 2010, the Company entered into a Consulting Services Agreement with Accelerated Venture Partners LLC (“AVP”), a company controlled by Timothy J. Neher.  The agreement requires AVP to provide the Company with certain financial advisory services in consideration of (a) an option granted by the company to AVP to purchase up to 7.5 percent of the company at a price of $0.0001 per share subject to a repurchase option granted to the company to repurchase the shares in the event the Company fails to complete funding as detailed in the agreement and (b) cash compensation at a rate of $87,500 per month.  The payment of such compensation is subject to the company’s achievement of certain designated milestones detailed in the agreement and a company option to make a lump sum payment to AVP in lieu of all amounts payable thereunder.

A copy of the Consulting Services Agreement is attached as Exhibit 10.2.

Item 5.06      Change in Shell Company Status.

Prior to the Company’s entry into a unique web-based business process for facilitating cooperative buying (“demand aggregation”) of capital assets and commodities primarily among state and local governments (“SLGs”) in order to obtain volume-discount pricing for products that are not the subject of meaningful price discounting in the volumes typically purchased by individual entities through the execution of the License Agreement and the development of sales channels in connection therewith as described in Item 1.01 above, the Company was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). As a result of entering into these agreements and undertaking efforts to begin financial consulting services and product distribution operations, we ceased to be a shell company.  There has not, however, been a change of control of our company.

OTHER PERTINENT INFORMATION

Unless specifically set forth to the contrary, when used herein, the terms “Accelerated Acquisitions V, Inc.”, "we", "our", the "Company" and similar terms refer to Accelerated Acquisitions V, Inc., a Delaware corporation.

FORM 10 DISCLOSURE

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, like our company, the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.  Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This report contains forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause our actual results to differ materially from those in the forward-looking statements.  These factors include, but are not limited to our ability to develop our operations, our ability to satisfy our obligations, our ability to consummate the acquisition of additional assets, our ability to generate revenues and pay our operating expenses, our ability to raise capital as necessary, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, U.S. and global competition, and other factors.  Most of these factors are difficult to predict accurately and are generally beyond our control.  You should consider the areas of risk described in connection with any forward-looking statements that may be made herein.  Readers are cautioned not to place undue reliance on these forward-looking statements and readers should carefully review this report in its entirety, including the risks described in "Risk Factors" and the risk factors described in our other filings with the Securities and Exchange Commission.  Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.  These forward-looking statements speak only as of the date of this report, and you should not rely on these statements without also considering the risks and uncertainties associated with these statements and our business.

OUR BUSINESS

From inception April 30 2008, Accelerated Acquisitions V, Inc. was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. Our principal business objectives were to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company has not restricted our potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business.

On April 29, 2008, the Registrant sold 5,000,000 shares of Common Stock to Accelerated Venture Partners, LLC for an aggregate investment of $4,000.00.  The Registrant sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act.

On March 22, 2010 Richard K. Aland (“Purchaser”) agreed to acquire 23,907,138 shares of the Company’s common stock par value $0.0001 for a price of $0.0001 per share and Donald Kelly agreed to acquire 4,218,907 shares of the common stock par value $0.0001 for a price of $0.0001 per share at the same time, Accelerated Venture Partners, LLC agreed to tender 1,979,760 of their 5,000,000 shares of the Company’s common stock par value $0.0001 for cancellation.  Following these transactions, Messer, Aland owned 76.75%% and Messer Kelly owned 13.54% of the Company’s 31,146,285 issued and outstanding shares of common stock par value $0.0001 and the interest of Accelerated Venture Partners, LLC was reduced to approximately 9.69% of the total issued and outstanding shares.  Simultaneously with the share purchase, Timothy Neher resigned from the Company’s Board of Directors and Messrs. Aland and Kelly were simultaneously appointed to the Company’s Board of Directors.  Such action represents a change of control of the Company.

Prior to the purchase of the shares, the Purchasers were not affiliated with the Company. However, the Purchasers will be deemed affiliates of the Company after the share purchase as a result of their stock ownership interest in the Company. The purchase of the shares by the Purchasers was completed pursuant to written Subscription Agreements with the Company. The purchase was not subject to any other terms and conditions other than the sale of the shares in exchange for the cash payment.  The Company intends to file a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware in order to change its name to “Demand Pooling Global Services, Inc.”.

On April 15, 2010, the Company entered into a Licensing Agreement (“Licensing Agreement”) with Demand Pooling Global Services, LLC (“Licensor”) pursuant to which the Company was granted an exclusive, non-transferrable worldwide license for certain intellectual property developed by Licensor, principally comprising a business concept and related technology which has, as its core product, the aggregation of demand for high-ticket capital equipment and selected commodities to facilitate cooperative purchases of similar products by a significant number of large end-users (the “Technology”).  (see Item 1.01, above).

Accelerated Acquisitions, V, Inc. is an emerging growth company that has developed and markets a unique web-based business process for facilitating cooperative buying (“demand aggregation”) of capital assets and commodities primarily among state and local governments (“SLGs”) in order to obtain volume-discount pricing for products that are not typically the subject of meaningful price discounting in the volumes typically purchased by individual entities. Domestically, the target market consists of 87,000 state and local governments, quasi-government agencies, school districts, airports, transit agencies, airports, universities and public sector health care providers. The Company organizes and executes cooperative purchases, inviting SLG participation through a variety of marketing awareness processes. Once a pool is assembled, following the electronic input by SLGs of their Invitations for Bids (“IFBs”), the Company flips pool access and invites qualified manufactures/distributors/vendors/suppliers of the specific products to submit electronic bids in a competitive sealed-bid process that electronically emulates the traditional procurement processes most SLGs employ. SLG buyers then have the opportunity to evaluate and accept or reject the supplier-submitted bids that take into account the total pool volume, through the  the Company platform. Recently, the Company has been called upon to provide similar demand aggregation services to commercial enterprises, either by broadening its SLG cooperative purchases to include commercial entities or by licensing software to commercial enterprises, or both. The Company is actively evaluating both paths for expanding the scope of users for its platform.

To facilitate the funding of the purchase commitments and further enhance the competitiveness of the platform,  the Company will soon launch three complementary services to:

Expedite supplier payment. Permit the suppliers to receive more rapid payment for delivered products under awarded contracts, than has been previously available to them, as an enticement for more aggressive pricing;

Improve long term financing flexibility, terms. Permit the SLGs to participate in a “pooled” tax-exempt municipal bond financing through a Special Purpose Trust, under which a number of entities, with “several,” but not “joint” obligations, combine their financing needs into a larger and “more marketable” financing package; and

Improve recovery on surplus equipment disposal. Allow the SLGs to dispose of surplus equipment on a Company-branded global auction site, created in a joint venture with a major auction services provider. The auction services provider will host the Company surplus equipment auction site and seamlessly connect it to the Company site. It is likely that an additional entity or entities will be involved for their expertise in the disposal and logistics, both domestic and international, related to sale and delivery of very heavy equipment (e.g., road building equipment, often colloquially termed “Yellow Metal”).

Schematically, the Company’s business model is summarized below:

Business and Revenue Model. The Company does not charge SLG buyers for the use of its platform. With the addition of commercial enterprises as buyers, the Company will charge those commercial entities for the use of the platform and not the suppliers to those commercial entities. SLGs do not hire nor contract with the Company and, consequently, the use of the Company platform is free of charge to SLGs and serves as an improvement upon and an extension of the traditional SLG procurement processes, with significant efficiencies, while, at the same time, remaining familiar to SLG users. The Company platform is designed to enhance competition and improve pricing. The Company does not buy, sell, market nor inventory any product. Its platform simply makes more affordable the purchase of products which the SLGs have already made the decision to buy. Moreover, the Company’s technology platform is unique in that it enables each SLG to maintain its own unique product specifications while benefiting from participation in a pooled purchase.

The Company’s primary fee income derives from its orchestration of the cooperative buying pools for various products and is based upon a percentage of the value of the products purchased. The fees, which range between 1.0% and 2.0% of the gross value of the purchases, are paid by the winning supplier(s) with approximately 25% due at the award of a contract to the supplier(s) and the balance due when the products are delivered to, and accepted by the SLGs. For a limited number of products, the Company’s fees are calculated on a per unit/quantity basis.

THE SLG PROBLEM AND SOLUTION

Domestically, many SLGs continue to report historically high and mounting budget deficits while, unlike the Federal government (which can print money), they are faced with “balanced budget” requirements. Moreover, they have only limited tools for addressing these shortfalls, e.g. (i) raising taxes, (ii) curtailing services or (iii) cutting staffing. Exacerbating the problem is the fact that they must also address significant new costs associated with homeland security that, in part, must be borne at the SLG level. SLGs constantly search for new ways to drive efficiency and save budget dollars, and the use of the Company’s cost-saving platform serves to address, in part, the need for achieving procurement savings, particularly for capital assets and other large purchases that represent large components of most SLG budgets.

THE MARKET / SUSTAINABILITY / COMPETITION

Market. The target market for the Coompany includes primarily approximately 87,000 states, counties, provinces, parishes, cities, school and hospital districts, higher education, airports, transit agencies and associations of governments (many of which are established as 501 (c)3 entities) nationwide. SLG purchases of goods and services are estimated to exceed $2.3 trillion annually. Up until recent Federal spending under the various stimulus programs, this SLG market was considered the single largest market in existence. Management estimates that for 2006 (latest confirmed statistics), SLGs made purchases of more than $400 billion of products such as mass transit rail cars and buses, police cars, airport and building security equipment, school buses, fire trucks, garbage trucks, lighting, traffic signaling and other capital assets as well as for commodities such as motor fuels, and water and waste water treatment chemicals. Characteristic of the SLG market, these types of products are purchased repetitively, largely irrespective of economic conditions, since they are considered essential for the operation of government. The Company plans to conduct pooled purchases for approximately forty capital asset and commodity products that SLGs typically and repetitively purchase. Further, it will be responsive to requests from SLG buyers for other product needs, where meaningful potential savings can reasonably be achieved through cooperative buying. Additional target markets that are either currently being addressed or evaluated are represented in graphic form above.

Sustainability. At the request of SLGs, certain not-for-profit foundations and major corporate entities that have implemented or are in the process of promoting significant sustainability programs, the Company will offer cooperative purchase pools for low-emission vehicles (automobiles, light trucks, school buses and transit vehicles), and all available clean-burning fuels in an effort to assist SLGs with their programs to promote “Greening of America.” These will become increasingly apparent and important in the transit industry for clean burning buses, clean fuels, electric and clean burning fuel mass transit vehicles where the Company’s demand aggregation platform will be instrumental in bringing down the cost differentials between the nominally more expensive clean vehicles versus traditional diesel fuel powered vehicles and will facilitate cost-effective financing thereof.

Competition. While there are no known competitors offering similarly comprehensive services, other companies provide licensing, permitting, RFP posting and surplus equipment auction services to SLGs. Moreover, some companies and associations offer cooperative buying opportunities to SLGs, primarily for lower priced items, such as office supplies, consumables and small equipment. The Company is currently in discussions with, and exploring the opportunity to joint venture with, and provide its platform to one of the largest such entities.

At least one other cooperative entity provides aggregated buying opportunities for high-priced capital expenditure products, but it does not allow its members to designate detailed specifications for the configurable products since its business model, through the use of pre-negotiated purchase contracts, requires each buyer to purchase the same product that is the subject of the pre-negotiated contract. In contrast, the Company’s business model facilitates aggregated or cooperative buying, allowing each purchaser to maintain its own unique product specifications (e.g., each city’s branding of city-owned vehicles, colors, engines, suspensions, tire grades, communication equipment, etc.). Under the pre-negotiated contract method, additional volume does not improve pricing. Under the Company cooperative buying approach, incremental volume is expected to improve pricing for all participants.

Two other organizations offer SLGs the ability to use reverse auctions on their platforms for fees higher than those charged by the Company. Reverse auctions have some viability in the SLG space but have met with mixed success. Neither of these companies offers aggregation as part of their business models, but rather they address the purchase needs of single SLG entities.

SALES / BUSINESS DEVELOPMENT

Direct Sales. To effectively market to the large and fragmented target SLG market, the Company intends to increase its staff of direct sales people over the next two years by recruiting approximately 13-16 professional purchasing agents or sales reps [sourced from SLGs purchasing departments, SLG vendors (such as private trash haulers, transit service providers, ambulance service providers, private street and utility maintenance companies that provide services or sell to SLGs)] or others that have demonstrated experience and expertise in large SLG procurement departments or in marketing to SLGs.

Team approach. The Company will establish 3-4 person teams with each team being comprised of a specialist in working with SLG buyers, another with suppliers that serve the SLG market and a third with general expertise and/or expertise in working with commercial enterprise buyers.

Strategic Partners. The Company has entered into strategic marketing partnerships with, or has identified and is currently in discussions with:

•	Alliance for Innovation - a consortium of 400 cities nationwide, charged with implementing “best practices” in government

•	VHA, Inc. – largest group purchasing organization for medical and surgical supplies in the US, at $40 billion annually. VHA also addresses the University and K-12 markets

•	Oil Price Information Service (OPIS) – primary fuel price reporting system in the US for reporting prices against which most SLG fuel contracts are indexed

•	Associations of governments such as Councils of Governments, state municipal leagues and sector-specific trade associations (e.g., American Public Transportation Association)

OTHER STRATEGIC PARTNERSHIPS

In addition to marketing and distribution channel strategic partnerships, the Company is in discussions with selected vendors relating to implementation of the remaining functionalities of its overall business model – global surplus equipment auctions and financing. For the former, the identified vendors include eBay and Iron Planet, Inc., each of which offers global online auction platforms that can be employed by the Company to address products that will be the subject of the Company surplus equipment auctions. For the latter, the identified vendors include major investment banking and bank financial institutions.

PLANNED AGGREGATION POOLS

Management has preliminarily planned 52 aggregation pools over the next 24 months in 10 product categories of the 40 product categories which the Company has identified as “target products.”

52 Aggregation Pools in 10 Categories
(with number of planned pools for each category) 1

Product Category	#	Product Category	#
Motor fuel	8	School buses	5
Water treatment chemicals	4	Fire trucks	3
Police cars	7	Pumper fire trucks	3
Other service vehicles	7	Diesel transit buses	5
Cutaway transit buses	6	Natural gas transit buses	4

1 Multiple pools are planned over 24 months with the budgeted cost of re-running an existing product category pool being estimated to be $5,000. The cost of launching a new product pool is estimated to be $100,000, allocable, primarily to product development and market research

As research and construction of the product catalog databases, buyer databases and supplier databases move forward, the exact dates and the frequency of each may change to meet demand priorities of buyers and production and delivery capabilities of suppliers. The general schedule and types of aggregation pools conducted over this 24 month period is expected to remain as above.

SYSTEM TECHNOLOGY

Datacenter

The Company system utilizes a highly secure, fault tolerant, enterprise-class data center, designed to provide 100% uptime.  Maintenance of the facilities, operation and management of the Datacenter is outsourced to Databank LLC, 400 S. Akard St., Dallas, Texas 75202, in the former home of the Dallas Federal Reserve Bank, which enables the Company to benefit from a state-of-the art infrastructure facility, while not having to commit significant resources, capital or human, to the build-out and ownership of the infrastructure.  The ability to expand our capacity and scalability requirements (space, power, networking and redundancy capability) is virtually without limitation.

Security of the installed assets, information, applications and client data are of paramount importance.  Security at the Datacenter is provided on a 24/7/365 basis.  Card access is required to gain access, along with biometric hand scanning upon entry, and annual SAS 70 Audits are performed to ensure the delivery of services at the highest possible levels.

Uptime of the website is essential for the Company to provide consistent and reliable services to our users.  To ensure this level of service, our systems have reliable UPS/Backup Generators and reliable utility power.  The UPS/Backup Generator power supply provides: true A+B power configurations, all UPS and Generator deployments provide N+1 redundancy, 800KVA MGE UPS Systems, 1200 KVA CAT UPS Systems, 2.0 megawatt generators, 1.5 megawatt generators.  There are six utility feeds from the CBD grid, N+3 Transformers with ATS switches and the feeds to building are concrete encased.

Cooling systems employ 3,500 Ton cooling tower capacity, 30 Ton Liebert CRAC Units, designed with N+1 redundancy and 80,000 gallon reserve make-up water tank.

Network

For the Internet, the network architecture utilizes redundant N+1 Core and N+1 access Foundry XMR, MLX and Cisco 6500 routers to provide a Highly Redundant and Highly Available Multi-Homed Internet Aggregation Hub.  This coupled with multiple 10 Gigabit IP trunks from multiple Tier 1 Internet service providers makes the IP Hub would be considered highly robust.  Embedded sFlow per port supports scalable hardware-based traffic monitoring across all switch ports without impact performance.  Connectivity is provided by multiple vendors including: AboveNet, AirBand, Cogent, Time Warner, XO, Looking Glass, Level 3, InnerCity Fibernet, FiberLight, MCI, Qwest, Consolidated Communications, Texas Lone Star Network, TerraStar, Clearwire Communications, Current Communications and Verizon.  The CBD fiber optic network is built upon 432 strands of fiber and available duct.

Application

The Company system utilizes what is referred to as an “n-tiered” architecture for reliability, scalability and redundancy.  The system is comprised of multiple applications which manage the functionality and business logic between databases, Web portal and back-office applications.  The core application is developed in Java, .Net 2.0 and utilizes various state-of-the- art tools for the Graphical User Interface.  This allows rapid development and deployment of future enhancements.

Rigorous Methodologies and Procedures are utilized for:  Application Development and Deployment, Quality Assurance, Standardize Style Guide, Project Management, Offshore Development, Change Management Control, Testing and Quality Measurement Standards.

Infrastructure

The following diagrams are graphical representations of the Company’s current and future infrastructure design:

RISK FACTORS

Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this annual report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern, which may hinder our ability to continue as a going concern and our ability to obtain future financing.

In their report dated December 31, 2009 our independent auditors stated that our financial statements for the period ended December 31, 2009 were prepared assuming that we would continue as a going concern. Our ability to continue as a going concern is an issue raised as a result of recurring losses from operations and cash flow deficiencies since our inception. We continue to experience net losses. Our ability to continue as a going concern is subject to our ability to generate a profit and/or obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities, increasing sales or obtaining loans and grants from various financial institutions where possible. If we are unable to continue as a going concern, you may lose your entire investment.

We were formed in April, 2008 and have a limited operating history and, accordingly, you will not have any basis on which to evaluate our ability to achieve our business objectives.

We are a development stage company with limited operating results to date. Since we do not have an established operating history or regular sales yet, you will have no basis upon which to evaluate our ability to achieve our business objectives.

The absence of any significant operating history for us makes forecasting our revenue and expenses difficult, and we may be unable to adjust our spending in a timely manner to compensate for unexpected revenue shortfalls or unexpected expenses.

As a result of the absence of any operating history for us, it is difficult to accurately forecast our future revenue. In addition, we have limited meaningful historical financial data upon which to base planned operating expenses. Current and future expense levels are based on our operating plans and estimates of future revenue. Revenue and operating results are difficult to forecast because they generally depend on our ability to promote and sell our services. As a result, we may be unable to adjust our spending in a timely manner to compensate for any unexpected revenue shortfall, which would result in further substantial losses. We may also be unable to expand our operations in a timely manner to adequately meet demand to the extent it exceeds expectations.

Our limited operating history does not afford investors a sufficient history on which to base an investment decision.

We are currently in the early stages of developing our business. There can be no assurance that at this time that we will operate profitably or that we will have adequate working capital to meet our obligations as they become due.

Investors must consider the risks and difficulties frequently encountered by early stage companies, particularly in rapidly evolving markets. Such risks include the following:

•	Competition

•	ability to anticipate and adapt to a competitive market

•	ability to effectively manage expanding operations; amount and timing of operating costs and capital expenditures relating to expansion of our business, operations, and infrastructure; and

•	dependence upon key personnel to market and sell our services and the loss of one of our key managers may adversely affect the marketing of our services.

We cannot be certain that our business strategy will be successful or that we will successfully address these risks. In the event that we do not successfully address these risks, our business, prospects, financial condition, and results of operations could be materially and adversely affected and we may not have the resources to continue or expand our business operations.

We have no profitable operating history and May Never Achieve Profitability

From inception, April 30 2008, Accelerated Acquisitions V, Inc. was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. Our principal business objectives were to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company has not restricted our potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. Through December 31, 2009, the Company has an accumulated deficit of $10,048 notwithstanding the fact that the principals of the Company have worked without salary and the Company has operated with minimal overhead. We are an early stage company and have a limited history of operations and have not generated revenues from operations since our inception. We are faced with all of the risks associated with a company in the early stages of development. Our business is subject to numerous risks associated with a relatively new, low-capitalized company engaged in our business sector. Such risks include, but are not limited to, competition from well-established and well-capitalized companies, and unanticipated difficulties regarding the marketing and sale of our services. There can be no assurance that we will ever generate significant commercial sales or achieve profitability. Should this be the case, our common stock could become worthless and investors in our common stock or other securities could lose their entire investment.

Dependence on the Founders, without whose services Company business operations could cease.

At this time, our founders are wholly responsible for the development and execution of our business plan. Our founders are under no contractual obligation to remain employed by us, although they have no present intent to leave. If our founders should choose to leave us for any reason before we have hired additional personnel our operations may fail. Even if we are able to find additional personnel, it is uncertain whether we could find qualified management who could develop our business along the lines described herein or would be willing to work for compensation the Company could afford. Without such management, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

Our officers and directors devote limited time to the Company’s business and are engaged in other business activities

At this time, none of our officers and directors devotes his full-time attention to the Company’s business. Based upon the growth of the business, we would intend to employ additional management and staff. The limited time devoted to the Company’s business could adversely affect the Company’s business operations and prospects for the future. Without full-time devoted management, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

Concentrated control risks; shareholders could be unable to control or influence key corporate actions or effect changes in the Company’s board of directors or management.

Our current officers and directors currently own 28,126,045 shares of our common stock, representing approximately 93% of the voting control of the Company. Our current officers and directors therefore has the power to make all major decisions regarding our affairs, including decisions regarding whether or not to issue stock and for what consideration, whether or not to sell all or substantially all of our assets and for what consideration and whether or not to authorize more stock for issuance or otherwise amend our charter or bylaws.

Lack of employment agreements with key management risking potential of the loss of the Company’s top management

We do not currently have an employment agreement with any of our key management or key man insurance on their lives. Our future success will depend in significant part on our ability to retain and hire key management personnel. Competition for such personnel is intense and there can be no assurance that we will be successful in attracting and retaining such personnel. Without such management, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

Lack of additional working capital may cause curtailment of any expansion plans while raising of capital through sale of equity securities would dilute existing shareholders’ percentage of ownership

Our available capital resources will not be adequate to fund our working capital requirements based upon our present level of operations for the 12-month period subsequent to December 31, 2009. A shortage of capital would affect our ability to fund our working capital requirements. If we require additional capital, funds may not be available on acceptable terms, if at all. In addition, if we raise additional capital through the sale of equity or convertible debt securities, the issuance of these securities could dilute existing shareholders. If funds are not available, we could be placed in the position of having to cease all operations.

We do not presently have a traditional credit facility with a financial institution. This absence may adversely affect our operations

We do not presently have a traditional credit facility with a financial institution. The absence of a traditional credit facility with a financial institution could adversely impact our operations. If adequate funds are not otherwise available, we may be required to delay, scale back or eliminate portions of our operations and product development efforts. Without such credit facilities, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

Our inability to successfully achieve a critical mass of sales could adversely affect our financial condition

No assurance can be given that we will be able to successfully achieve a critical mass of sales in order to cover our operating expenses and achieve sustainable profitability. Without such critical mass of sales, the Company could be forced to cease operations.

Our success is substantially dependent on general economic conditions and business trends, a downturn of which could adversely affect our operations

The success of our operations depends to a significant extent upon a number of factors relating to business spending. These factors include economic conditions, activity in the financial markets, general business conditions, personnel cost, inflation, interest rates and taxation. Our business is affected by the general condition and economic stability of our customers and their continued willingness to work with us in the future. An overall decline in the demand for government services could cause a reduction in our sales and the Company could face a situation where it never achieves a critical mass of sales and thereby be forced to cease operations.

Changes in generally accepted accounting principles could have an adverse effect on our business financial condition, cash flows, revenue and results of operations

We are subject to changes in and interpretations of financial accounting matters that govern the measurement of our performance. Based on our reading and interpretations of relevant guidance, principles or concepts issued by, among other authorities, the American Institute of Certified Public Accountants, the Financial Accounting Standards Board, and the United States Securities and Exchange Commission, our management believes that our current contract terms and business arrangements have been properly reported. However, there continue to be issued interpretations and guidance for applying the relevant standards to a wide range of contract terms and business arrangements that are prevalent in the industries in which we operate. Future interpretations or changes by the regulators of existing accounting standards or changes in our business practices could result in future changes in our revenue recognition and/or other accounting policies and practices that could have a material adverse effect on our business, financial condition, cash flows, revenue and results of operations.

We will need to increase the size of our organization, and may experience difficulties in managing growth.

We are a small company with three full-time employees. We expect to experience a period of significant expansion in headcount, facilities, infrastructure and overhead and anticipate that further expansion will be required to address potential growth and market opportunities. Future growth will impose significant added responsibilities on members of management, including the need to identify, recruit, maintain and integrate managers. Our future financial performance and its ability to compete effectively will depend, in part, on its ability to manage any future growth effectively.

We are subject to compliance with securities law, which exposes us to potential liabilities, including potential rescission rights.

We have offered and sold our common stock to investors pursuant to certain exemptions from the registration requirements of the Securities Act of 1933, as well as those of various state securities laws. The basis for relying on such exemptions is factual; that is, the applicability of such exemptions depends upon our conduct and that of those persons contacting prospective investors and making the offering. We have not received a legal opinion to the effect that any of our prior offerings were exempt from registration under any federal or state law. Instead, we have relied upon the operative facts as the basis for such exemptions, including information provided by investors themselves.

If any prior offering did not qualify for such exemption, an investor would have the right to rescind its purchase of the securities if it so desired. It is possible that if an investor should seek rescission, such investor would succeed. A similar situation prevails under state law in those states where the securities may be offered without registration in reliance on the partial preemption from the registration or qualification provisions of such state statutes under the National Securities Markets Improvement Act of 1996. If investors were successful in seeking rescission, we would face severe financial demands that could adversely affect our business and operations. Additionally, if we did not in fact qualify for the exemptions upon which it has relied, we may become subject to significant fines and penalties imposed by the SEC and state securities agencies.

We incur costs associated with SEC reporting compliance.

The Company made the decision to become an SEC “reporting company” in order to comply with applicable laws and regulations. We incur certain costs of compliance with applicable SEC reporting rules and regulations including, but not limited to attorneys fees, accounting and auditing fees, other professional fees, financial printing costs and Sarbanes-Oxley compliance costs in an amount estimated at approximately $25,000 per year. On balance, the Company determined that the incurrence of such costs and expenses was preferable to the Company being in a position where it had very limited access to additional capital funding.

The availability of a large number of authorized but unissued shares of common stock may, upon their issuance, lead to dilution of existing stockholders.

We are authorized to issue 100,000,000 shares of common stock, $0.0001 par value per share, of which, as of March 31, 2010, 31,146,285 shares of common stock were issued and outstanding. We are also authorized to issue 10,000,000 shares of preferred stock, $0.0001 par value, none of which are issued and outstanding.  These shares may be issued by our board of directors without further stockholder approval. The issuance of large numbers of shares, possibly at below market prices, is likely to result in substantial dilution to the interests of other stockholders. In addition, issuances of large numbers of shares may adversely affect the market price of our common stock.

We may need additional capital that could dilute the ownership interest of investors.

We require substantial working capital to fund our business. If we raise additional funds through the issuance of equity, equity-related or convertible debt securities, these securities may have rights, preferences or privileges senior to those of the rights of holders of our common stock and they may experience additional dilution. We cannot predict whether additional financing will be available to us on favorable terms when required, or at all. Since our inception, we have experienced negative cash flow from operations and expect to experience significant negative cash flow from operations in the future. The issuance of additional common stock by the Company may have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock.

We may not have adequate internal accounting controls. While we have certain internal procedures in our budgeting, forecasting and in the management and allocation of funds, our internal controls may not be adequate.

We are constantly striving to improve our internal accounting controls. Our board of directors has not designated an Audit Committee and we do not have any outside directors.  We do not have a dedicated full time Chief Financial Officer. We hope to develop an adequate internal accounting control to budget, forecast, manage and allocate our funds and account for them. There is no guarantee that such improvements will be adequate or successful or that such improvements will be carried out on a timely basis. If we do not have adequate internal accounting controls, we may not be able to appropriately budget, forecast and manage our funds, we may also be unable to prepare accurate accounts on a timely basis to meet our continuing financial reporting obligations and we may not be able to satisfy our obligations under US securities laws.

We do not have adequate insurance coverage

At this time, we do not have adequate insurance coverage and therefore have the risk of loss or damages to our business and assets. We cannot assure you that we would not face liability upon the occurrence of any event which could result in any loss or damages being assessed against the Company. Moreover, any insurance we may ultimately acquire may not be adequate to cover any loss or liability we may incur.

We are subject to numerous laws and regulations that can adversely affect the cost, manner or feasibility of doing business.

Our operations are subject to extensive federal, state and local laws and regulations relating to the financial markets.  Future laws or regulations, any adverse change in the interpretation of existing laws and regulations or our failure to comply with existing legal requirements may result in substantial penalties and harm to our business, results of operations and financial condition. We may be required to make large and unanticipated capital expenditures to comply with governmental regulations.  Our operations could be significantly delayed or curtailed and our cost of operations could significantly increase as a result of regulatory requirements or restrictions. We are unable to predict the ultimate cost of compliance with these requirements or their effect on our operations.

We do not intend to pay cash dividends in the foreseeable future

We currently intend to retain all future earnings for use in the operation and expansion of our business. We do not intend to pay any cash dividends in the foreseeable future but will review this policy as circumstances dictate.

There is currently no market for our securities and there can be no assurance that any market will ever develop or that our common stock will be listed for trading.

There has not been any established trading market for our common stock and there is currently no market for our securities. While we have been approved for trading on the OTC Bulletin Board (“OTCBB”), there can be no assurance as the prices at which our common stock will trade if a trading market develops, of which there can be no assurance.  Until our common stock is fully distributed and an orderly market develops, (if ever) in our common stock, the price at which it trades is likely to fluctuate significantly.

Prices for our common stock will be determined in the marketplace and may be influenced by many factors, including the depth and liquidity of the market for shares of our common stock, developments affecting our business, including the impact of the factors referred to elsewhere in these Risk Factors, investor perception of us and general economic and market conditions. No assurances can be given that an orderly or liquid market will ever develop for the shares of our common stock. Due to the anticipated low price of the securities, many brokerage firms may not be willing to effect transactions in the securities.

 Our common stock is subject to the Penny Stock Regulations

Our common stock will likely be subject to the SEC's “penny stock” rules to the extent that the price remains less than $5.00. Those rules, which require delivery of a schedule explaining the penny stock market and the associated risks before any sale, may further limit your ability to sell your shares.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the `penny stock` rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their common stock in the secondary market.

Our common stock is illiquid and subject to price volatility unrelated to our operations

The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting our competitors or us. In addition, the stock market is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock. Sales of substantial amounts of common stock, or the perception that such sales could occur, could adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities.

We have not voluntarily implemented various corporate governance measures, in the absence of which, shareholders may have more limited protections against interested director transactions, conflicts of interest and similar matters.

Recent Federal legislation, including the Sarbanes-Oxley Act of 2002, has resulted in the adoption of various corporate governance measures designed to promote the integrity of the corporate management and the securities markets. Some of these measures have been adopted in response to legal requirements. Others have been adopted by companies in response to the requirements of national securities exchanges, such as the NYSE or the Nasdaq Stock Market, on which their securities are listed. Among the corporate governance measures that are required under the rules of national securities exchanges are those that address board of directors' independence, audit committee oversight, and the adoption of a code of ethics.  We have not yet adopted any of these corporate governance measures and, since our securities are not yet listed on a national securities exchange, we are not required to do so.  It is possible that if we were to adopt some or all of these corporate governance measures, stockholders would benefit from somewhat greater assurances that internal corporate decisions were being made by disinterested directors and that policies had been implemented to define responsible conduct.  Prospective investors should bear in mind our current lack of corporate governance measures in formulating their investment decisions.

RISKS RELATED TO OUR BUSINESS AND INDUSTRY

The market for demand aggregation solutions is at an early stage of development. If this market does not develop or develops more slowly than we expect, our revenues may decline or fail to grow and we may incur operating losses.

We derive, and expect to continue to derive, substantially all of our revenues from providing demand aggregation solutions to suppliers and buyers. The market for demand aggregation solutions is in an early stage of development, and it is uncertain whether these solutions will achieve and sustain high levels of demand and market acceptance. Our success will depend on the willingness of suppliers to accept our demand aggregation solutions as an alternative to traditional methods of purchasing.

Some suppliers and buyers may be reluctant or unwilling to use our demand aggregation solutions for a number of reasons, including existing investments in supply chain management technology. Supply chain management functions traditionally have been performed using purchased or licensed hardware and software implemented by each supplier. Because this traditional approach often requires significant initial investments to purchase the necessary technology and to establish systems that comply with retailers’ unique requirements, suppliers may be unwilling to abandon their current solutions for our demand aggregation solutions.

Other factors that may limit market acceptance of our demand aggregation solutions include:

•	our ability to maintain high levels of customer satisfaction;

•	our ability to maintain continuity of service for all users of our platform;

•	the price, performance and availability of competing solutions; and

•	our ability to assuage suppliers’ confidentiality concerns about information stored outside of their controlled computing environments.

 If suppliers and buyers do not perceive the benefits of our demand aggregation solutions, or if suppliers or buyers are unwilling to accept our platform as an alternative to the traditional approach, the market for our solutions might not continue to develop or might develop more slowly than we expect, either of which would significantly adversely affect our revenues and growth prospects.

We do not have long-term contracts with our customers, and our success therefore depends on our ability to maintain a high level of customer satisfaction and a strong reputation in the supply chain management industry.

Our continued success depends significantly on our ability to meet or exceed our recurring revenue customers’ expectations because most recurring revenue customers do not make long-term commitments to use our solutions. In addition, if our reputation in the demand aggregation supply chain management industry is harmed or diminished for any reason, our recurring revenue customers have the ability to terminate their relationship with us on short notice and seek alternative demand aggregation solutions. If a significant number of recurring revenue customers seek to terminate their relationship with us, our business, results of operations and financial condition can be adversely affected in a short period of time.

Continued economic weakness and uncertainty could adversely affect our revenue, lengthen our sales cycles and make it difficult for us to forecast operating results accurately.

Our revenues depend significantly on general economic conditions and the economic health of participating buyers. Economic weakness and constrained Government spending adversely affect revenue growth rates and similar circumstances may result in slower growth, or reductions, in revenues and gross profits in the future. We have experienced, and may experience in the future, reduced or volatile government spending due to the current financial turmoil affecting the U.S. and global economy, and other macroeconomic factors affecting spending behavior. Uncertainty about future economic conditions makes it difficult for us to forecast operating results and to make decisions about future levels of operation and expansion. In addition, economic conditions or uncertainty may cause customers and potential customers to reduce or delay purchases, including products which our solutions address. Our sales cycle may lengthen if purchasing decisions are delayed as a result of uncertain economic conditions or development budgets or contract negotiations become more protracted or difficult as customers institute additional internal approvals for their asset, particularly large-ticket, purchase requirements. Delays or reductions in spending could have a material adverse effect on demand for our solutions, and consequently our results of operations, prospects and stock price.

Our inability to adapt to rapid technological change could impair our ability to remain competitive.

The industry in which we compete is characterized by rapid technological change, frequent introductions of new products and evolving industry standards. Our ability to attract new customers and increase revenues from customers will depend in significant part on our ability to anticipate industry standards and to continue to enhance existing solutions or introduce or acquire new solutions on a timely basis to keep pace with technological developments. The success of any enhancement or new solution depends on several factors, including the timely completion, introduction and market acceptance of the enhancement or solution. Any new solution we develop or acquire might not be introduced in a timely or cost-effective manner and might not achieve the broad market acceptance necessary to generate significant revenues. For example, we introduced our demand aggregation solution testing during 2006, but we have not yet received significant revenues from this solution. If any of our competitors implements new technologies before we are able to implement them, those competitors may be able to provide more effective solutions than ours at lower prices. Any delay or failure in the introduction of new or enhanced solutions could adversely affect our business, results of operations and financial condition.

We may experience service failures or interruptions due to defects in the hardware, software, infrastructure, third party components or processes that comprise our existing or new solutions, any of which could adversely affect our business.

Technology solutions as complex as ours may contain undetected defects in the hardware, software, infrastructure, third party components or processes that are part of the solutions we provide. If these defects lead to service failures after introduction of a solution or an upgrade to the solution, we could experience delays or lost revenues during the period required to correct the cause of the defects. We cannot be certain that defects will not be found in new solutions or upgraded solutions, resulting in loss of, or delay in, market acceptance, which could have an adverse effect on our business, results of operations and financial condition.

 Because customers use our demand aggregation solutions for critical procurement processes, any defect in our solutions, any disruption to our solutions or any error in execution could cause recurring revenue customers to  influence potential customers from joining our network and harm our reputation. Although most of our agreements with customers limit our liability to our customers for these defects, disruptions or errors, we nonetheless could be subject to litigation for actual or alleged losses to our customers’ businesses, which may require us to spend significant time and money in litigation or arbitration or to pay significant settlements or damages. We do not currently maintain any warranty reserves. Defending a lawsuit, regardless of its merit, could be costly and divert management’s attention and could cause our business to suffer.

 Interruptions or delays from third-party data centers could impair the delivery of our solutions and our business could suffer.

We may use third-party data centers to conduct our operations. All of our solutions reside on hardware that we own or lease and operate that may be located in third-party locations. Our operations depend on the protection of the equipment and information we store in these third-party centers against damage or service interruptions that may be caused by fire, flood, severe storm, power loss, telecommunications failures, unauthorized intrusion, computer viruses and disabling devices, natural disasters, war, criminal act, military action, terrorist attack and other similar events beyond our control. A prolonged service disruption affecting our solutions for any of the foregoing reasons could damage our reputation with current and potential customers, expose us to liability, cause us to lose recurring revenue customers or otherwise adversely affect our business. We may also incur significant costs for using alternative equipment or taking other actions in preparation for, or in reaction to, events that damage the data centers we use.

Our demand aggregation solutions are accessed by a large number of customers at the same time. As we continue to expand the number of our customers and solutions available to our customers, we may not be able to scale our technology to accommodate the increased capacity requirements, which may result in interruptions or delays in service. In addition, the failure of our third-party data centers to meet our capacity requirements could result in interruptions or delays in our solutions or impede our ability to scale our operations. In the event that our data center arrangements are terminated, or there is a lapse of service or damage to such facilities, we could experience interruptions in our solutions as well as delays and additional expense in arranging new facilities and services.

 A failure to protect the integrity and security of our customers’ information could expose us to litigation, materially damage our reputation and harm our business, and the costs of preventing such a failure could adversely affect our results of operations.

Our business involves the collection and use of confidential information of our customers and their trading partners. We cannot assure you that our efforts to protect this confidential information will be successful. If any compromise of this information security were to occur, we could be subject to legal claims and government action, experience an adverse effect on our reputation and need to incur significant additional costs to protect against similar information security breaches in the future, each of which could adversely affect our financial condition, results of operations and growth prospects. In addition, because of the critical nature of data security, any perceived breach of our security measures could cause existing or potential customers not to use our solutions and could harm our reputation.

 Evolving regulation of the Internet may increase our expenditures related to compliance efforts, which may adversely affect our financial condition.

 As Internet commerce continues to evolve, increasing regulation by federal, state or foreign agencies becomes more likely. We are particularly sensitive to these risks because the Internet is a critical component of our demand aggregation business model. For example, we believe that increased regulation is likely in the area of data privacy, and laws and regulations applying to the solicitation, collection, processing or use of personal or consumer information could affect our customers’ ability to use and share data, potentially reducing demand for solutions accessed via the Internet and restricting our ability to store, process and share data with our clients via the Internet. In addition, taxation of services provided over the Internet or other charges imposed by government agencies or by private organizations for accessing the Internet may be imposed. Any regulation imposing greater fees for Internet use or restricting information exchange over the Internet could result in a decline in the use of the Internet and the viability of Internet-based services, which could harm our business.

 If we fail to protect our intellectual property and proprietary rights adequately, our business could be adversely affected.

We believe that proprietary technology is essential to establishing and maintaining our leadership position. We seek to protect our intellectual property through trade secrets, copyrights, confidentiality, non-compete and nondisclosure agreements, trademarks, domain names and other measures, some of which afford only limited protection. We do not have any patents, patent applications or registered copyrights. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our technology or to obtain and use information that we regard as proprietary. We cannot assure you that our means of protecting our proprietary rights will be adequate or that our competitors will not independently develop similar or superior technology or design around our intellectual property. In addition, the laws of some foreign countries do not protect our proprietary rights to as great an extent as the laws of the United States. Intellectual property protections may also be unavailable, limited or difficult to enforce in some countries, which could make it easier for competitors to capture market share. Our failure to protect adequately our intellectual property and proprietary rights could adversely affect our business, financial condition and results of operations.

 An assertion by a third party that we are infringing its intellectual property could subject us to costly and time-consuming litigation or expensive licenses and our business might be harmed.

The Internet demand aggregation, supply chain management and technology industries are characterized by the existence of a large number of patents, copyrights, trademarks and trade secrets and by frequent litigation based on allegations of infringement or other violations of intellectual property rights. As we seek to extend our solutions, we could be constrained by the intellectual property rights of others.

We might not prevail in any intellectual property infringement litigation given the complex technical issues and inherent uncertainties in such litigation. Defending such claims, regardless of their merit, could be time-consuming and distracting to management, result in costly litigation or settlement, cause development delays, or require us to enter into royalty or licensing agreements. If our solutions violate any third-party proprietary rights, we could be required to withdraw those solutions from the market, re-develop those solutions or seek to obtain licenses from third parties, which might not be available on reasonable terms or at all. Any efforts to re-develop our solutions, obtain licenses from third parties on favorable terms or license a substitute technology might not be successful and, in any case, might substantially increase our costs and harm our business, financial condition and operating results. Withdrawal of any of our solutions from the market might harm our business, financial condition and operating results.

FINANCIAL INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of our financial condition and results of operation for the twelve months ended December 31, 2009 and December 31, 2008 should be read in conjunction with the financial statements and the notes to those statements that are included elsewhere in this report. Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the “Risk Factors,” “Cautionary Notice Regarding Forward-Looking Statements” and “Our Business” sections in this Form 8-K.  We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

Plan of Operation

Accelerated Acquisitions V, Inc. is an emerging growth company that has developed and markets a unique web-based business process for facilitating cooperative buying (“demand aggregation”) of capital assets and commodities primarily among state and local governments (“SLGs”) in order to obtain volume-discount pricing for products that are not typically the subject of meaningful price discounting in the volumes typically purchased by individual entities. Domestically, the target market consists of 87,000 state and local governments, quasi-government agencies, school districts, airports, transit agencies, airports, universities and public sector health care providers. The Company organizes and executes cooperative purchases, inviting SLG participation through a variety of marketing awareness processes. Once a pool is assembled, following the electronic input by SLGs of their Invitations for Bids (“IFBs”), the Company flips pool access and invites qualified manufactures/distributors/vendors/suppliers of the specific products to submit electronic bids in a competitive sealed-bid process that electronically emulates the traditional procurement processes most SLGs employ. SLG buyers then have the opportunity to evaluate and accept or reject the supplier-submitted bids that take into account the total pool volume, through the Company platform. Recently, the Company has been called upon to provide similar demand aggregation services to commercial enterprises, either by broadening its SLG cooperative purchases to include commercial entities or by licensing software to commercial enterprises, or both. The Company is actively evaluating both paths for expanding the scope of users for its platform.

On April 15, 2010, the Company entered into a Licensing Agreement (“Licensing Agreement”) with Demand Pooling Global Services, LLC (“Licensor”) pursuant to which the Company was granted an exclusive, non-transferrable worldwide license for certain intellectual property developed by Licensor, principally comprising a business concept and related technology which has, as its core product, the aggregation of demand for high-ticket capital equipment and selected commodities to facilitate cooperative purchases of similar products by a significant number of large end-users (the “Technology”).  The Technology would also permit and facilitate pooled financing for such purchases in a manner which permits greater financial flexibility for the end-users.  Finally, the Technology permits and facilitates the disposal of older equipment and commodities by end-users in order to improve the cost recovery on disposal of surplus or dated equipment and commodities.  The License also provides for the use of a datacenter for the end-users’ equipment and commodities through a third-party provider which is designed to provide 100% uptime.

Going Concern

We were a shell company from April 30, 2008 until our entry into the demand aggregation business in April 2009.  We have incurred net losses of approximately $10,480 since inception through December 31, 2009.  At December 31, 2009 we had approximately $116 in cash and approximately $0 other assets and our total liabilities were approximately $6,164.  The report of our independent registered public accounting firm on our financial statements for the year ended December 31, 2009 contains an explanatory paragraph regarding our ability to continue as a going concern based upon recurring operating losses and our need to obtain additional financing to sustain operations.  Our ability to continue as a going concern is dependent upon our ability to obtain the necessary financing to meet our obligations and repay our liabilities when they become due and to generate sufficient revenues from our operations to pay our operating expenses.  There are no assurances that we will continue as a going concern.

Results of Operations

Results of Operations for the period ended December 31, 2009

Accelerated Acquisitions V, Inc. was incorporated on April 30, 2008, and as such had no meaningful results of operations for the period ended December 31, 2009.

During the period from inception (April 30, 2008) to December 31, 2009, we had no revenues and recognized expenses of $10,048 which primarily comprised professional and legal fees and other costs related to the start-up and organization of our business and raising initial capital for the Company.

Liquidity and Capital Resources

As of December 31, 2009, the Company had cash on hand of $116 and had total current liabilities of $6,164.  For the year ending December 31, 2009, we incurred expenses of approximately $8,831 as a result of professional fees required for the compliance of our financial reporting.

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company’s financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Seasonality

Our operating results are not affected by seasonality.

Inflation

Our business and operating results are not affected in any material way by inflation.

Critical Accounting Policies

The Securities and Exchange Commission issued Financial Reporting Release No. 60, "Cautionary Advice Regarding Disclosure About Critical Accounting Policies" suggesting that companies provide additional disclosure and commentary on their most critical accounting policies.  In Financial Reporting Release No. 60, the Securities and Exchange Commission has defined the most critical accounting policies as the ones that are most important to the portrayal of a company's financial condition and operating results, and require management to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain.  The nature of our business generally does not call for the preparation or use of estimates.  Due to the fact that the Company does not have any operating business, we do not believe that we do not have any such critical accounting policies.

PROPERTIES

Offices

At this time, the Company maintains its designated office at 12720 Hillcrest Road, Suite 1045, Dallas, Texas 75230.  The Company’s telephone number is 972-388-1973.  The Company’s fax number is 972-388-1974.  The Company’s website is www.depo.org and a request for information can be email to the Company at moreinfo@depo.org

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of December 31, 2009, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address	Number of Shares	Percentage Owned
Richard Aland	23,907,138	76.75%
12720 Hillcrest Road, Suite 1045
Dallas, Texas 75230

Donald Kelly	4,218,907	13.54%
12720 Hillcrest Road, Suite 1045
Dallas, Texas 75230

Accelerated Venture Partners, LLC
1840 Gateway Drive, Suite 200
Foster City CA, 94404	3,020,240	9.69%

(1) This table is based upon 31,146,285 shares issued and outstanding as March 31, 2010.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

DIRECTORS AND EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers and directors:

Name	Age	Positions
Richard Aland	66	Director, CEO, CFO, Treasurer
Donald Kelly	59	Director, COO, Secretary

Richard K. Aland became CEO, Treasurer and a director of the Company in March 2010. Prior to founding Demand Pooling Global Services, LLC, Mr. Aland was an investment banker for 25 years specializing in solving the financial needs of state and local government entities, including a variety of transit agency, airport, stadium, arena and convention center projects. He has been a leader in the municipal finance industry in creating innovative financing techniques, complex leasing structures, and public/private partnerships. He has also served as managing director for Innovative Financial Services Inc. (“IFS”) where he was responsible for new business development, adapting innovative and proprietary financing concepts and creative applications of traditional financing approaches. While at IFS he developed public/private partnerships and private sector approaches for the financing of large scale 9 hotels, toll roads, stadiums, convention centers and other projects in Dallas, Denver, Kansas City, Houston, Tampa and others. Prior to IFS, he served as vice president and manager of the southwestern U.S. public finance department for Salomon Brothers Inc. and as vice president of public finance at Goldman, Sachs and Co. He also was vice president of the investment banking firms of Kuhn, Loeb and Co. and UBS-DB Corp., a Union Bank of Switzerland-Deutsche Bank joint venture where his focus was on international corporate finance. Mr. Aland earned an M.B.A. in finance from the University of Michigan and completed the coursework for a doctorate in finance and international business at Columbia University. He also holds a B.B.A. in finance and accounting from the University of Michigan.

Donald Kelly became COO, Secretary and a director of the Company in March 2010.  Mr. Kelly began career as a Consultant with General Electric Company for over 12 years, during which he held various positions in sales, marketing and finance, rising to the level of Regional Vice President. In 1989, he joined Cap Gemini Sogetti, where he was appointed to the Operating Board for the US and a General Manager of the worldwide group. He held leadership responsibilities for the Energy and Healthcare Sectors and full business operations responsibility for the Southern US. In 1994, Mr. Kelly founded Ultimate Software Company of Texas, where he was the CEO and General Partner for the Texas Distribution Company, which was later successfully taken Public (ULTI) in 1998. Mr. Kelly returned to the Consulting arena in 1998, joining Reliance Consulting Group as a General Manager and Member of the Operating Board. He held responsibilities for the Healthcare and Energy Sectors as well as the operating responsibilities for the Southwest and Western US. Mr. Kelly is heavily involved with various Charities, specifically, Special Care and Career Services of Dallas and Angel Flight where he holds seats on the Board of Governors. He has focused his energies on the care and improvement of the quality of life for those in need.

There are no family relationships between our officers and directors.  Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his successor is elected and qualified.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in 2009 for our principal executive officers, each other executive officer serving as such whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our Company at December 31, 2008.

None

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2009 and March 31, 2010:

None

Compensation of Directors

We have not established standard compensation arrangements for our directors and the compensation, if any, payable to each individual for their service on our Board will be determined from time to time by our Board of Directors based upon the amount of time expended by each of the directors on our behalf.  None of our directors received any compensation for their services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Related Transactions

Licensing Agreement.

The Company is a party to the Licensing Agreement with Demand Pooling Global Services, LLC.  Messrs. Aland and Kelly are both principals of Demand Pooling Global Services, LLC and officers, directors and significant shareholders of the Company.  As a result, this may not be an arms-length agreement.

Consulting Services Agreement.

The Company is a party to the Consulting Services Agreement with Accelerated Venture Partners, LLC, which is controlled by Timothy J. Neher, a shareholder of the Company.  As a result, this may not be an arms-length agreement.

Other.

The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest.  The Company has not formulated a policy for the resolution of such conflicts.

Director Independence

The Company has no “independent” directors within the meaning of Nasdaq Marketplace Rule 4200.

LEGAL PROCEEDINGS

None

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S
COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Price of the Registrant’s Common Equity

Our stock has yet to trade on any established market.

Dividend Policy

We have never paid cash dividends on our common stock.  Under Delaware law, we may declare and pay dividends on our capital stock either out of our surplus, as defined in the relevant Delaware statutes, or if there is no such surplus, out of our net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.  If, however, the capital of our company, computed in accordance with the relevant Delaware statutes, has been diminished by depreciation in the value of our property, or by losses, or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, we are prohibited from declaring and paying out of such net profits any dividends upon any shares of our capital stock until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets shall have been repaired.

RECENT SALES OF UNREGISTERED SECURITIES

On April 29, 2008, the Registrant sold 5,000,000 shares of Common Stock to Accelerated Venture Partners, LLC for an aggregate investment of $4,000.00.  The Registrant sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act.

On March 22, 2010 Richard K. Aland (“Purchaser”) agreed to acquire 23,907,138 shares of the Company’s common stock par value $0.0001 for a price of $0.0001 per share and Donald Kelly agreed to acquire 4,218,907 shares of the common stock par value $0.0001 for a price of $0.0001 per share at the same time, Accelerated Venture Partners, LLC agreed to tender 1,979,760of their 5,000,000 shares of the Company’s common stock par value $0.0001 for cancellation.  Following these transactions, Messer, Aland  owned 76.75%% and Messer Kelly owned 13.54% of the Company’s 31,146,285 issued and outstanding shares of common stock par value $0.0001 and the interest of Accelerated Venture Partners, LLC was reduced to approximately 9.69% of the total issued and outstanding shares.  Simultaneously with the share purchase, Timothy Neher resigned from the Company’s Board of Directors and Messrs. Aland and Kelly were simultaneously appointed to the Company’s Board of Directors.  Such action represents a change of control of the Company.

Prior to the purchase of the shares, the Purchasers were not affiliated with the Company. However, the Purchasers will be deemed affiliates of the Company after the share purchase as a result of their stock ownership interest in the Company. The purchase of the shares by the Purchasers was completed pursuant to written Subscription Agreements with the Company. The purchase was not subject to any other terms and conditions other than the sale of the shares in exchange for the cash payment. Concurrent with the sale of the shares, the Company will file a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware in order to change its name to “Demand Pooling Global Services, Inc.”.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share, the rights and preferences of which may be established from time to time by our board.  As of March 31, 2010, there were 31,146,285 shares of common stock and no shares of preferred stock issued and outstanding.

Common Stock

Holders of our common stock are entitled to one vote for each share on all matters voted upon by our stockholders, including the election of directors, and do not have cumulative voting rights.  Subject to the rights of holders of any then outstanding shares of our preferred stock, our common stockholders are entitled to any dividends that may be declared by our board.  Holders of our common stock are entitled to share ratably in our net assets upon our dissolution or liquidation after payment or provision for all liabilities and any preferential liquidation rights of our preferred stock then outstanding.  Holders of our common stock have no preemptive rights to purchase shares of our stock.  The shares of our common stock are not subject to any redemption provisions and are not convertible into any other shares of our capital stock.  All outstanding shares of our common stock are, and the shares of common stock to be issued in the offering will be, upon payment therefor, fully paid and nonassessable. The rights, preferences and privileges of holders of our common stock will be subject to those of the holders of any shares of our preferred stock we may issue in the future.

Preferred Stock

Our board may, from time to time, authorize the issuance of one or more classes or series of preferred stock without stockholder approval. Subject to the provisions of our certificate of incorporation and limitations prescribed by law, our board is authorized to adopt resolutions to issue shares, establish the number of shares, change the number of shares constituting any series, and provide or change the voting powers, designations, preferences and relative rights, qualifications, limitations or restrictions on shares of our preferred stock, including dividend rights, terms of redemption, conversion rights and liquidation preferences, in each case without any action or vote by our stockholders. One of the effects of undesignated preferred stock may be to enable our board to discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The issuance of preferred stock may adversely affect the rights of our common stockholders by, among other things:

•	Restricting dividends on the common stock;
•	diluting the voting power of the common stock;
•	impairing the liquidation rights of the common stock; or
•	delaying or preventing a change in control without further action by the stockholders.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

Financial Statements (Audited) for the periods ended December 31, 2009 and December 31, 2008 (audited by Paritz & Co., P.A.) are attached hereto as Exhibit 99.1.

(d) Exhibits

NUMBER	DESCRIPTION

10.1	Licensing Agreement

10.2	Consulting Services Agreement

99.1	Financial Statements (Audited) for the periods ended December 31, 2009 and December 31, 2008

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accelerated Acquisitions V, Inc.

By:	/s/ Richard Aland
Name: Richard Aland
Title: Chef Executive Officer

Dated: April 30, 2010

EXHIBIT LIST

NUMBER	DESCRIPTION

10.1	Licensing Agreement

10.2	Consulting Services Agreement

99.1	Financial Statements (Audited) for the periods ended December 31, 2009 and December 31, 2008